UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00604

Washington Mutual Investors Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: April 30

Date of reporting period: April 30, 2015

Jennifer L. Butler

Washington Mutual Investors Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Robert W. Helm

Dechert LLP

1900 K Street, NW

Washington, DC 20006

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

A strong foundation for
income and growth

Special feature page 6

Washington Mutual Investors FundSM Annual report for the year ended April 30, 2015

Washington Mutual Investors Fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	3.12%	12.72%	6.86%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.58% for Class A shares as of the prospectus dated July 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of May 31, 2015, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.81%.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Special feature
6	Diversify on many levels for consistent income and growth, and less volatility.

Contents
1	Letter to investors
3	The value of a long-term perspective
12	Summary investment portfolio
15	Financial statements
33	Board of trustees and other officers

Fellow investors:

For the 12 months ended April 30, 2015, Washington Mutual Investors Fund reported a total return of 9.28%, compared with the 12.96% gain of the unmanaged Standard & Poor’s 500 Composite Index and the 9.61% rise of the Lipper Growth & Income Funds Index.

The fund paid four regular dividends, totaling 73 cents per share, and one special dividend of 11.5 cents per share. Combined for the fiscal year, the total dividend payments were 84.5 cents per share. The fund also made a capital gain distribution of $2.04 per share in December 2014.

We’re especially pleased that the fund’s three-, five- and 10-year average annual total returns outpaced the Lipper Growth & Income Funds Index over those same periods of time. Additionally, over its nearly 63-year lifetime, the fund’s average annual total return has led the S&P 500.

U.S. economic and market overview

The U.S. stock market continued its six-year advance, which included several all-time highs during the fund’s fiscal year ended April 30, 2015. The underlying factors supporting the long-running bull market include better-than-forecast corporate earnings, a relatively static rate of inflation and an improving jobs market as evidenced by the decline in the unemployment rate to below 6%.

The Conference Board lowered its U.S. gross domestic product projection for 2015 to 2.2% (as of April 30, 2015), due to rising geopolitical tensions, concerns over the impact of the dollar’s strength on the economy, and uncertainty about when the Federal Reserve would implement its first interest rate increase since 2006.

Results at a glance

Total returns for periods ended April 30, 2015, with all distributions reinvested.

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	10 years	20 years	Lifetime (since 7/31/52)

Washington Mutual Investors Fund (Class A shares)	9.28%	15.48%	13.93%	7.71%	9.78%	11.94%
Standard & Poor’s 500 Composite Index*	12.96	16.71	14.31	8.31	9.28	10.79
Lipper Growth & Income Funds Index	9.61	14.01	11.46	6.99	8.12	—	†

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	This index was not in existence as of the date the fund’s Class A shares became available; therefore, lifetime results are not shown.

Washington Mutual Investors Fund	1

Global economic and market overview

Although the fund may only invest a maximum of 10% of its assets in companies domiciled outside the United States, the greater global economy influences its results, given that a meaningful amount of revenues, earnings and growth in our portfolio investments come from non-U.S. operations of U.S. companies.

Over the course of the fund’s fiscal year, global stocks enjoyed moderate gains in the second calendar quarter of 2014, supported by accelerating merger-and-acquisition activity and fresh evidence that the U.S. economy was rebounding from a harsh winter.

Global stocks declined, in U.S. dollar terms, in third quarter 2014, weighed down by economic troubles in Europe and uncertainty in emerging markets. However, they advanced in fourth quarter 2014 and first quarter 2015 against a backdrop of falling oil prices, which provided a boost to consumer spending — but contributed to economic woes in Russia and other oil-producing nations. This advance was also due to accelerating U.S. economic growth amid rising merger-and-acquisition activity, heightened central bank stimulus measures and signs of renewed economic growth in Europe and Japan.

Sector overview

Sectors leading the market over the fund’s fiscal year included health care (25.1%), information technology (20.5%) and consumer discretionary (19.8%). Health care companies’ returns were boosted by new drug breakthroughs and continuing merger-and-acquisition activity, as well as signs that the Affordable Care Act was proving to be a strong tailwind as more patients entered the system.

Sectors lagging the broader market included energy (–9.8%), utilities (6.1%), industrials (7.1%), materials (7.3%) and telecommunication services (8.5%). The energy sector lagged the market by the greatest margin due to a steep decline in crude oil prices, although refiners largely had positive results.

Inside the portfolio

As of April 30, 2015, the fund’s 10 largest holdings were Microsoft (5.4%), Home Depot (4.2%), Boeing (4.0%), Merck (3.5%), Wells Fargo (3.4%), Comcast (2.9%), Verizon Communications (2.7%), Royal Dutch Shell (2.4%), Lockheed Martin (2.4%) and Coca-Cola (2.2%).

Shareholders benefited from the fund’s exposure to consumer discretionary, utilities and industrial stocks, as returns for those sectors outpaced the index. Investments that helped lift relative fund results included Home Depot, Humana and Microsoft.

On a relative basis, the health care, consumer staples and information technology sectors were the top fund detractors. Detracting companies, on a relative basis, included Royal Dutch Shell, American Express and Caterpillar.

Looking ahead

It’s important to note that, despite the six-year bull market, we continue to be focused on delivering consistent income and competitive results with lower volatility over the long term.

We invite you to read the feature, which starts on page 6, for further explanation of our investment approach and culture, and why they’ve been so successful over time.

We welcome our new investors and thank current investors for the confidence they’ve shown in American Funds and Washington Mutual Investors Fund.

We look forward to reporting to you again in six months.

Cordially,

Alan N. Berro

Vice Chairman and President

Washington Mutual Investors Fund

June 4, 2015

For current information about the fund, visit americanfunds.com.

2	Washington Mutual Investors Fund

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period July 31, 1952 (when the fund began operations), through April 30, 1953.
[4]	Total value includes reinvested dividends of $2,973,027 and reinvested capital gain distributions of $3,461,751.
[5]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[6]	Capital value includes reinvested capital gain distributions of $545,016 but does not reflect income dividends of $463,169 taken in cash.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Washington Mutual Investors Fund	3

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, Washington Mutual Investors Fund has done demonstrably better than its relevant benchmark.

4	Washington Mutual Investors Fund

Washington Mutual Investors Fund	5

Diversify on many levels for
consistent income and growth,
and less volatility.

Alan Berro	Jeffrey Lager
Portfolio Manager	Portfolio Manager

6	Washington Mutual Investors Fund

In his Farewell Address to a grateful nation, George Washington reminded Americans of the need to preserve the Founders’ system “… by dividing and distributing power into different depositories and constituting each the guardian … against invasions by the others.” The system our first president was referring to is the “separation of powers” doctrine, which gave rise to our executive, legislative and judicial branches of government.

It’s easy to see why pragmatic Americans of that era might have been attracted to such an idea. Washington, especially, surely recognized the concept as a political form of diversification. He learned the business application of this principle well in running his estate, Mount Vernon. His objective was to prosper in good times and bad. Centuries later, Washington Mutual Investors Fund investors are benefiting from this same principle of diversification.

“The fund’s multiple levels of diversification, when combined with our deep, fundamental bottom-up research and investment analysis,” says Alan Berro, vice chairman and president of Washington Mutual Investors Fund, “have helped us over the long term deliver above-average returns with less volatility than its benchmark index.” (See sidebar to the right.)

Diversification Capital style

A uniquely American Funds approach —The Capital SystemSM — combines individual accountability with teamwork. Each of the American Funds is divided into portions that are managed independently by investment professionals with diverse backgrounds and investment approaches. In this system each investment professional invests in his or her highest conviction ideas. As a result, funds tend to contain a diverse group of securities.

“The Capital System,” says Jeff Lager, one of the fund’s portfolio managers, “gives me the confidence to invest in only those companies that I feel offer the best prospects for both growth over time and consistent income. I rely upon the multiple styles and multiples approaches of my colleagues to provide the overall fund with ample diversification.” Of course, this is true for all of the American Funds, not just for Washington Mutual.

Diversification across sectors and industries

Proof that The Capital System delivers on this promise of diversification can be found in the fund’s top 10 stocks. “When I look at the top holdings in the fund,” says Berro, “I see a very diverse blue-chip group.”

As shown in the table on page 8, the top 10 companies in the fund, representing more than 33% of assets in the fund, cover a broad set of sectors and industries.

Diversification by following mail and money

Although the fund isn’t permitted to invest more than 10% of its assets in stocks of companies based outside of the U.S., fund shareholders still benefit from a world

Diversification (and more) helps deliver above-average returns and less risk

Average annual total returns (with all dividends reinvested) and standard deviation (risk) over the 20-year period ended April 30, 2015, for Washington Mutual Investors Fund, the Lipper Growth & Income Funds Index (the fund’s peers) and the Standard & Poor’s 500 Composite Index (the fund’s benchmark).

	Average annual total return Higher is better	Standard deviation (risk)† Lower is better

Washington Mutual Investors Fund	9.78%	13.45%
Lipper Growth & Income Funds Index	8.12	14.01
Standard & Poor’s 500 Composite Index*	9.28	15.14

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Washington Mutual Investors Fund	7

Diana Wagner	Mathews Cherian
Investment Analyst	Investment Analyst

of growth in one other measured way — The New Geography of Investing.®

The global economy has become increasingly interdependent over the past 40 years. A traditional Boston-based company, for example, can have business activities in Beijing. The Standard & Poor’s 500 Composite Index, which comprises 500 large-cap public U.S. companies, confirms this phenomenon.

As the chart on page 9 shows, although all S&P 500 companies are based in the U.S., nearly 40% of their earnings come from sales outside of the U.S. As for the fund, 94% of its investments are based in the U.S., but 37% of the revenue those companies generate comes from sales outside the U.S.

American Funds looks beyond traditional boundaries to conduct fundamental research that focuses on all aspects of a company, including where it generates revenues and profits. You might say we also follow the money, not just the mail.

This provides the fund’s investment professionals with more latitude to diversify geographically. For example, to protect against a downturn in the U.S. economy, our investment professionals might look for U.S. companies, that meet the strict selection criteria, but derive revenue or earnings from countries that are typically not in sync with the U.S. economy.

Diversification by dividend sources

The good news is that many more companies in more sectors and industries than ever before are paying dividends to deliver a message of fiscal stability. The better news is that this fact is very good for the fund.

“In 1995,” says Berro, “banks, utilities and telecom companies paid the lion’s share of dividends. Today, dividends come from nearly all sectors and industries. This provides the fund with an additional level of diversification. We believe that a well-diversified portfolio should have income from lots of different sectors, industries and companies.”

The table on page 10 shows dividend yields in eight of 10 sectors are higher — several by considerable margins — over the past 10 years. Even the two remaining sectors (financials and utilities) paid solid dividends in 2014.

This growing corporate largess has made it easier for the fund to find consistent sources of dividends, as illustrated by the chart on page 11. Over just the past 10 years ended March 31, 2015, average annual dividend yields of companies in the fund, ranging from a low of 2.36% to a high of 4.24%, have consistently exceeded the average dividend yield of the S&P 500.

Fund investment analyst Diana Wagner sees dividends as a sign of maturity. “I’m

Diversifying across sectors and industries

Top 10 holdings, by assets, in Washington Mutual Investors Fund, as of April 30, 2015.

Stock	% of fund assets	Sector	Industry

Microsoft	5.42%	Information technology	Software
Home Depot	4.17	Consumer discretionary	Specialty retail
Boeing	4.04	Industrials	Aerospace & defense
Merck	3.52	Health care	Pharmaceuticals
Wells Fargo	3.44	Financials	Commercial banks
Comcast	2.88	Consumer discretionary	Media
Verizon Communications	2.73	Telecommunication services	Diversified telecommunication services
Royal Dutch Shell	2.41	Energy	Oil, gas & consumable fuels
Lockheed Martin	2.36	Industrials	Aerospace & defense
Coca-Cola	2.22	Consumer staples	Beverages

8	Washington Mutual Investors Fund

“I’m finding that more companies across more sectors are embracing dividends as an important component of their capital appreciation allocation strategy.”

Diana Wagner, Investment Analyst

finding that more companies across more sectors are embracing dividends as an important component of their capital appreciation allocation strategy,” says Wagner. “In the past, the prevailing thought was that ‘growth companies don’t pay dividends.’ Today, management teams are recognizing that you can be a growth company and pay a robust dividend, too. In fact, shareholders increasingly expect it.”

Wagner believes health care services companies have the potential to be far bigger dividend payers in the future. “They now see dividends as a point of pride, a bar they must clear,” she says.

One reason she’s so bullish on health care services is that the passage of the Affordable Care Act (ACA) created tremendous opportunities for growth. While some observers saw the ACA as a government takeover of health care, Wagner believes the reality was the complete opposite; it represented an enormous expansion of the private sector’s role in managing health care.

“The ACA,” she says, “has created many great opportunities for companies. The dividends major health care services firms are paying now are proof and send a signal to the market that they have confidence not only in the sustainability of their cash flows, but in their growth as well.”

UnitedHealth Group is a good case in point. The firm has increased its dividend at a 30% compound annual growth rate over

The New Geography of Investing®

Washington Mutual Investors Fund vs.

S&P 500 Index with income reinvested

Equity portion breakdown by domicile (%)
for Washington Mutual Investors Fund, as of April 30, 2015

Region	Fund	Index

United States	93.6%	100.0%
Canada	2.3	—
Europe	4.0	—
Japan	0.1	—
Asia-Pacific ex. Japan	—	—
Emerging markets	—	—
Total	100.0%	100.0%

Equity portion breakdown by revenue (%)
for Washington Mutual Investors Fund, as of April 30, 2015

Region	Fund	Index

United States	63.0%	61.8%
Canada	3.3	2.4
Europe	11.0	12.3
Japan	2.7	2.9
Asia-Pacific ex. Japan	1.2	1.5
Emerging markets	18.8	19.1
Total	100.0%	100.0%

Pie charts indicate the percentage of net fund assets in each geographical area.

All figures, based on Capital Group data, include convertible securities.

Washington Mutual Investors Fund	9

“In 1995, banks, utilities and telecom companies paid the lion’s share of dividends. Today, dividends come from nearly all sectors and industries.”

Alan Berro, Vice Chairman and President

the past five years. “This sent a message to the market that UnitedHealth was not going to be diminished by the ACA, but instead would thrive and grow.

This has been a win for UnitedHealth and for our fund’s shareholders,” says Wagner.

Also consider CVS Health, which had historically grown through acquisitions and generated modest free cash flow. However, about five years ago a new management team made the strategic decision to focus more on free cash flow and to return more of it to shareholders. “Since then, CVS Health’s dividend has tripled,” says Wagner.

In the information technology sector, the current dividend trend is in stark contrast to the dizzying dot-com days, when internal growth devoured start-up funding and business models relied less on sound business models and more on novel ideas and clever company names.

“Ten or 15 years ago,” recalls Berro, “most tech companies paid no dividends. Today, whether it’s Intel, Microsoft, Apple or any of the other big tech companies, we routinely see dividend yields of 3% or more.”

Analog semiconductor manufacturer Texas Instruments (TI) is a good example, says Mathews Cherian, one of the fund’s investment analysts. “The fund started investing more in Texas Instruments about five years ago,” he says. “We thought its underlying business was undervalued. The company was making a transition to a healthier and more robust analog semiconductor business model, but that meant first walking away from billions of dollars of revenue in inferior businesses and changing its cost structure. The market was fairly negative on that idea, which drove down the stock price. But our deep research and analysis uncovered an opportunity that ultimately benefited shareholders.”

And when a transformed TI wanted to signal to the market that it had a much stronger business model, one of its first moves, which we anticipated, was to significantly increase dividend payouts. “In terms of capital return, TI has become the model for the entire industry,” says Cherian. “Not only has TI increased its dividend over the past five years, but it’s paying out much of its cash flow to shareholders either through dividends or stock buybacks.”

“Back when we could only find consistent and meaningful dividends in a few sectors or industries,” says Lager, “it was more difficult to diversify the fund’s holdings. However, with more companies believing in the power of dividends, we can generate income from a greater number of sources and more easily diversify the portfolio as a result.

“What this means is that whether we’re in good or bad times,” he adds, “fund investors know at the beginning of the year

Dividend yields are rising across nearly all sectors

Comparison of dividend yields in 2005 and 2014 for S&P 500 sectors, ranked by difference, high to low.

	Dividend yield
Sector	As of 12/31/2005	As of 12/31/2014	Difference

Telecommunication services	3.80%	4.99%	+1.19%
Energy	1.60	2.74	+1.14
Information technology	0.63	1.52	+0.89
Consumer discretionary	1.07	1.47	+0.40
Consumer staples	2.30	2.59	+0.29
Industrials	1.99	2.12	+0.13
Materials	2.10	2.18	+0.08
Health care	1.49	1.55	+0.06
Utilities	3.45	3.36	–0.09
Financials	2.49	1.78	–0.71

10	Washington Mutual Investors Fund

that they’ll get a certain measure of income from their investments. That’s what sets this fund apart.”

Diversification to preserve purchasing power

There’s lots of chatter, especially on social media, about the importance of relative returns — how an investment’s results compare to those of its benchmark.

“In my view,” says Berro, “too many investors were becoming anxious if their investment earned one-tenth (0.1) or two-tenths (0.2) of a percentage point less than a benchmark,” says Berro. “When it comes to a fund like Washington Mutual, which seeks income first and growth second, we focus on protecting our shareholders’ investments from inflation to preserve purchasing power as the fund’s value grows every year.”

In fact, the fund’s cumulative total return (Class A shares) over the 20-year period ended 4/30/2015 has been nearly 546%. Compare that with the 490% return of the S&P 500 and 376% for the Lipper Growth & Income Funds Index over that period. Inflation, as measured by the Consumer Price Index, has claimed 56% of the growth over that time frame, which means that to stay even with inflation, investors start in the hole every year.

“Whether it’s over five, 10, 15 or 20 years,” Berro says, “we can say that Washington Mutual has protected investors’ purchasing power by delivering above-average results with less volatility.” ■

The fund’s dividend advantage

Average annual dividend yields: Washington Mutual Investors Fund vs. S&P 500 for the 10-year period ended March 31, 2015.

Sources: Capital Group and Standard & Poor’s.

Washington Mutual Investors Fund	11

Summary investment portfolio April 30, 2015

Industry sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Microsoft	5.42%
Home Depot	4.17
Boeing	4.04
Merck	3.52
Wells Fargo	3.44
Comcast	2.88
Verizon Communications	2.73
Royal Dutch Shell	2.41
Lockheed Martin	2.36
Coca-Cola	2.22

Common stocks 96.82%	Shares	Value (000)
Energy 10.58%
Chevron Corp.	15,653,300	$1,738,456
ConocoPhillips	17,956,341	1,219,595
Enbridge Inc.	24,922,800	1,304,210
Pioneer Natural Resources Co.	3,946,000	681,790
Royal Dutch Shell PLC, Class B (ADR)	29,383,600	1,897,887
Schlumberger Ltd.	6,694,400	633,357
Other securities		842,969
		8,318,264

Materials 4.30%
Dow Chemical Co.	13,160,000	671,160
E.I. du Pont de Nemours and Co.	6,675,000	488,610
Nucor Corp.	10,406,100	508,442
Potash Corp. of Saskatchewan Inc.	15,183,200	495,580
Other securities		1,219,005
		3,382,797

Industrials 15.92%
Boeing Co.	22,170,400	3,177,905
General Electric Co.	24,210,000	655,607
Lockheed Martin Corp.	9,925,000	1,852,005
Northrop Grumman Corp.	4,290,000	660,832
Rockwell Automation	5,050,000	598,930
Rockwell Collins, Inc.	6,109,600	594,647
Union Pacific Corp.	11,820,500	1,255,692
United Technologies Corp.	7,470,000	849,712
Waste Management, Inc.	15,760,200	780,603
Other securities		2,086,441
		12,512,374

Consumer discretionary 12.77%
CBS Corp., Class B	7,875,000	489,274
Comcast Corp., Class A	39,162,739	2,262,040
Home Depot, Inc.	30,641,600	3,278,038
Twenty-First Century Fox, Inc., Class A	34,063,700	1,160,891
VF Corp.	10,330,200	748,216
Walt Disney Co.	6,133,900	666,878
Other securities		1,429,370
		10,034,707

Consumer staples 9.28%
Coca-Cola Co.	43,071,000	1,746,960
Costco Wholesale Corp.	3,661,600	523,792
CVS Health Corp.	7,106,900	705,644
Nestlé SA (ADR)	6,570,192	509,978

12	Washington Mutual Investors Fund

		Value
	Shares	(000)
PepsiCo, Inc.	11,390,000	$1,083,417
Procter & Gamble Co.	16,124,800	1,282,083
Other securities		1,442,334
		7,294,208

Health care 11.99%
Bristol-Myers Squibb Co.	14,955,400	953,108
Humana Inc.[1]	7,620,000	1,261,872
Johnson & Johnson	13,060,000	1,295,552
Medtronic PLC	9,405,000	700,202
Merck & Co., Inc.	46,437,400	2,765,811
Pfizer Inc.	26,820,000	910,002
Other securities		1,542,142
		9,428,689

Financials 14.12%
ACE Ltd.	5,718,734	611,847
American Express Co.	12,023,000	931,181
Capital One Financial Corp.	6,500,000	525,525
CME Group Inc., Class A	10,567,389	960,681
JPMorgan Chase & Co.	20,367,400	1,288,442
PNC Financial Services Group, Inc.	6,449,698	591,631
U.S. Bancorp	11,795,000	505,652
Wells Fargo & Co.	49,079,200	2,704,264
Other securities		2,982,052
		11,101,275

Information technology 10.57%
Microsoft Corp.	87,637,000	4,262,664
Texas Instruments Inc.	17,521,600	949,846
Other securities		3,093,489
		8,305,999

Telecommunication services 3.37%
AT&T Inc.	14,675,000	508,342
Verizon Communications Inc.	42,517,652	2,144,590
		2,652,932

Utilities 2.34%
PG&E Corp.	12,962,300	685,965
Other securities		1,153,441
		1,839,406

Miscellaneous 1.58%
Other common stocks in initial period of acquisition		1,241,240

Total common stocks (cost: $49,454,692,000)		76,111,891

Washington Mutual Investors Fund	13

Short-term securities 3.21%	Principal amount (000)	Value (000)
Coca-Cola Co. 0.08%–0.22% due 5/11/2015–7/10/2015[2]	$95,000	$94,992
Federal Home Loan Bank 0.06%–0.16% due 5/1/2015–10/7/2015	740,800	740,762
PepsiCo Inc. 0.08%–0.09% due 5/21/2015–5/29/2015[2]	46,300	46,298
Pfizer Inc 0.15% due 7/9/2015[2]	50,000	49,991
United Technologies Corp. 0.12% due 5/26/2015–6/24/2015[2]	70,000	69,989
Other securities		1,519,551

Total short-term securities (cost: $2,521,310,000)		2,521,583
Total investment securities 100.03% (cost: $51,976,002,000)		78,633,474
Other assets less liabilities (0.03)%		(23,179)

Net assets 100.00%		$78,610,295

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended April 30, 2015, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	4/30/2015
	shares	Additions	Reductions	shares	(000)	(000)
Humana Inc.	7,620,000	—	—	7,620,000	$8,535	$1,261,872
KLA-Tencor Corp.	—	9,423,905	1,385,905	8,038,000	93,245	472,634
					$101,780	$1,734,506

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $562,534,000, which represented .72% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

14	Washington Mutual Investors Fund

Financial statements

Statement of assets and liabilities
at April 30, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $50,848,513)	$76,898,968
Affiliated issuers (cost: $1,127,489)	1,734,506	$78,633,474
Cash		85
Receivables for:
Sales of investments	117,489
Sales of fund’s shares	57,640
Dividends	108,991	284,120
		78,917,679
Liabilities:
Payables for:
Purchases of investments	187,642
Repurchases of fund’s shares	67,555
Investment advisory services	15,265
Services provided by related parties	26,705
Board members’ deferred compensation	6,258
Other	3,959	307,384
Net assets at April 30, 2015		$78,610,295

Net assets consist of:
Capital paid in on shares of beneficial interest		$49,044,589
Undistributed net investment income		175,093
Undistributed net realized gain		2,733,141
Net unrealized appreciation		26,657,472
Net assets at April 30, 2015		$78,610,295

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,908,417 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$52,547,063	1,274,535		$41.23
Class B	140,723	3,432		41.00
Class C	1,707,853	41,887		40.77
Class F-1	2,907,683	70,741		41.10
Class F-2	5,351,798	129,870		41.21
Class 529-A	1,839,135	44,690		41.15
Class 529-B	25,151	613		41.04
Class 529-C	464,088	11,353		40.88
Class 529-E	94,942	2,318		40.95
Class 529-F-1	107,891	2,626		41.08
Class R-1	101,027	2,473		40.85
Class R-2	802,754	19,707		40.73
Class R-2E	15	—	*	41.18
Class R-3	1,937,531	47,331		40.94
Class R-4	2,283,161	55,611		41.06
Class R-5	1,998,437	48,484		41.22
Class R-6	6,301,043	152,746		41.25

*Amount less than one thousand.

See Notes to Financial Statements

Washington Mutual Investors Fund	15

Statement of operations
for the year ended April 30, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $13,828; also includes $101,780 from affiliates)	$1,954,080
Interest	2,444	$1,956,524
Fees and expenses*:
Investment advisory services	168,455
Business management services	10,831
Distribution services	182,878
Transfer agent services	63,522
Administrative services	16,924
Reports to shareholders	2,322
Registration statement and prospectus	1,673
Board members’ compensation	2,123
Auditing and legal	433
Custodian	770
State and local taxes	1
Other	2,471	452,403
Net investment income		1,504,121

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain on:
Investments (includes $9,115 net loss from affiliates)	4,641,213
Currency transactions	23	4,641,236
Net unrealized appreciation on investments		514,063
Net realized gain and unrealized appreciation on investments and currency		5,155,299

Net increase in net assets resulting from operations		$6,659,420

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

16	Washington Mutual Investors Fund

Statements of changes in net assets

 (dollars in thousands)

	Year ended April 30
	2015	2014
Operations:
Net investment income	$1,504,121	$1,365,218
Net realized gain on investments and currency transactions	4,641,236	3,225,369
Net unrealized appreciation on investments	514,063	7,653,650
Net increase in net assets resulting from operations	6,659,420	12,244,237

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,515,914)	(1,491,580)
Distributions from net realized gain on investments	(3,650,990)	(1,372,808)
Total dividends and distributions paid to shareholders	(5,166,904)	(2,864,388)

Net capital share transactions	4,789,178	1,509,034

Total increase in net assets	6,281,694	10,888,883

Net assets:
Beginning of year	72,328,601	61,439,718
End of year (including undistributed net investment income: $175,093 and $186,981, respectively)	$78,610,295	$72,328,601

See Notes to Financial Statements

Washington Mutual Investors Fund	17

Notes to financial statements

1. Organization

Washington Mutual Investors Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

18	Washington Mutual Investors Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Washington Mutual Investors Fund	19

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of April 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$8,318,264	$—	$—	$8,318,264
Materials	3,382,797	—	—	3,382,797
Industrials	12,512,374	—	—	12,512,374
Consumer discretionary	10,034,707	—	—	10,034,707
Consumer staples	7,294,208	—	—	7,294,208
Health care	9,428,689	—	—	9,428,689
Financials	11,101,275	—	—	11,101,275
Information technology	8,305,999	—	—	8,305,999
Telecommunication services	2,652,932	—	—	2,652,932
Utilities	1,839,406	—	—	1,839,406
Miscellaneous	1,241,240	—	—	1,241,240
Short-term securities	—	2,521,583	—	2,521,583
Total	$76,111,891	$2,521,583	$—	$78,633,474

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

20	Washington Mutual Investors Fund

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2011.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and deferred expenses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended April 30, 2015, the fund reclassified $41,000 from undistributed net investment income to undistributed net realized gain; and reclassified $54,000 from undistributed net investment income and $233,040,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of April 30, 2015, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$181,351
Undistributed long-term capital gains	2,769,747
Gross unrealized appreciation on investment securities	27,147,667
Gross unrealized depreciation on investment securities	(526,800)
Net unrealized appreciation on investment securities	26,620,867
Cost of investment securities	52,012,607

Washington Mutual Investors Fund	21

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended April 30, 2015				Year ended April 30, 2014
Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class A	$1,048,522		$2,501,694	$3,550,216	$1,071,678	$971,329	$2,043,007
Class B	2,267		8,647	10,914	4,080	5,481	9,561
Class C	21,539		83,744	105,283	26,007	35,898	61,905
Class F-1	56,691		137,660	194,351	74,613	69,275	143,888
Class F-2	83,206		188,247	271,453	42,622	37,921	80,543
Class 529-A	34,611		86,336	120,947	34,631	32,777	67,408
Class 529-B	350		1,482	1,832	633	930	1,563
Class 529-C	5,385		22,176	27,561	5,894	8,586	14,480
Class 529-E	1,585		4,524	6,109	1,617	1,722	3,339
Class 529-F-1	2,258		5,017	7,275	2,171	1,860	4,031
Class R-1	1,270		4,863	6,133	1,408	1,939	3,347
Class R-2	10,478		39,399	49,877	12,055	16,103	28,158
Class R-2E*	—	†	1	1
Class R-3	32,217		92,148	124,365	34,078	36,596	70,674
Class R-4	45,018		110,813	155,831	44,017	40,223	84,240
Class R-5	42,052		90,297	132,349	41,517	34,378	75,895
Class R-6	128,465		273,942	402,407	94,559	77,790	172,349
Total	$1,515,914		$3,650,990	$5,166,904	$1,491,580	$1,372,808	$2,864,388

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, American Funds Service Company® (“AFS”), the fund’s transfer agent, and Washington Management Corporation (“WMC”), the fund’s former business manager. CRMC, AFD, AFS and WMC are considered related parties to the fund.

Investment advisory services — During the period May 1, 2014, to August 31, 2014, the fund had an investment advisory agreement with CRMC that provided for monthly fees accrued daily based on a series of decreasing annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.177% on such assets in excess of $89 billion. The board of trustees approved an investment advisory and service agreement with CRMC effective September 1, 2014, based on annual rates beginning with 0.342% on the first $3 billion of daily net assets and decreasing to 0.2115% on such assets in excess of $116 billion. Under the agreement, all expenses chargeable to the Class A shares of the fund, including compensation to the investment advisor, shall not exceed 1% of the Class A average net assets of the fund on an annual basis. For the year ended April 30, 2015, the investment advisory services fee was $168,455,000.

Business management services — The fund had a business management agreement with WMC through August 31, 2014, at which point the roles and obligations of WMC were assumed by CRMC under a new investment advisory and service agreement. The business management agreement provided for monthly fees, accrued daily, based on a series of decreasing annual rates beginning with 0.117% on the first $3 billion of daily net assets and decreasing to 0.0375% on such assets in excess of $44 billion. Under the agreement, all expenses chargeable to the Class A shares of the fund, including compensation to the investment advisor, were not permitted to exceed 1% of the Class A average net assets of the fund on an annual basis. For the four months ended August 31, 2014, the business management services fee was $10,831,000.

For the year ended April 30, 2015, the investment advisory services fee of $168,455,000 and the business management fee of $10,831,000 totaled $179,286,000, which was equivalent to an annualized rate of 0.237% of average daily net assets.

22	Washington Mutual Investors Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Washington Mutual Investors Fund	23

For the year ended April 30, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$124,325		$44,912		$5,201		Not applicable
Class B	1,908		177		Not applicable		Not applicable
Class C	17,413		1,469		874		Not applicable
Class F-1	7,564		3,413		1,517		Not applicable
Class F-2	Not applicable		3,688		1,824		Not applicable
Class 529-A	4,034		1,167		898		$1,600
Class 529-B	329		28		17		30
Class 529-C	4,547		324		229		409
Class 529-E	463		41		47		83
Class 529-F-1	—		68		52		93
Class R-1	1,008		97		51		Not applicable
Class R-2	6,048		2,398		406		Not applicable
Class R-2E*	—	†	—	†	—	†	Not applicable
Class R-3	9,568		2,723		959		Not applicable
Class R-4	5,671		2,121		1,136		Not applicable
Class R-5	Not applicable		876		933		Not applicable
Class R-6	Not applicable		20		2,780		Not applicable
Total class-specific expenses	$182,878		$63,522		$16,924		$2,215

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Board members’ deferred compensation — Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Board members’ compensation of $2,123,000 in the fund’s statement of operations includes $1,699,000 in current fees (either paid in cash or deferred) and a net increase of $424,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, WMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

24	Washington Mutual Investors Fund

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended April 30, 2015

Class A	$3,267,503	78,831		$3,466,906		84,024		$(5,860,110)	(141,380)	$874,299	21,475
Class B	3,355	82		10,838		264		(114,527)	(2,786)	(100,334)	(2,440)
Class C	268,954	6,562		103,499		2,538		(470,884)	(11,497)	(98,431)	(2,397)
Class F-1	644,726	15,636		190,773		4,637		(1,841,177)	(44,642)	(1,005,678)	(24,369)
Class F-2	3,618,211	87,651		260,669		6,320		(644,454)	(15,532)	3,234,426	78,439
Class 529-A	167,905	4,064		120,920		2,936		(216,781)	(5,232)	72,044	1,768
Class 529-B	885	21		1,831		45		(19,638)	(477)	(16,922)	(411)
Class 529-C	44,775	1,090		27,546		674		(63,992)	(1,554)	8,329	210
Class 529-E	9,041	219		6,105		149		(12,692)	(307)	2,454	61
Class 529-F-1	18,346	443		7,273		177		(19,939)	(482)	5,680	138
Class R-1	18,942	462		6,124		149		(26,557)	(644)	(1,491)	(33)
Class R-2	158,057	3,859		49,832		1,223		(229,386)	(5,602)	(21,497)	(520)
Class R-2E2	15	—	[3]	—	[3]	—	[3]	—	—	15	— [3]
Class R-3	400,565	9,751		124,239		3,033		(482,490)	(11,712)	42,314	1,072
Class R-4	554,917	13,420		155,751		3,791		(609,688)	(14,740)	100,980	2,471
Class R-5	427,437	10,325		132,249		3,205		(489,943)	(11,912)	69,743	1,618
Class R-6	1,973,800	47,859		402,111		9,740		(752,664)	(18,187)	1,623,247	39,412
Total net increase (decrease)	$11,577,434	280,275		$5,066,666		122,905		$(11,854,922)	(286,686)	$4,789,178	116,494

Year ended April 30, 2014
Class A	$3,271,606	86,398		$1,990,692		51,944		$(5,449,188)	(143,425)	$(186,890)	(5,083)
Class B	6,465	173		9,487		248		(143,750)	(3,819)	(127,798)	(3,398)
Class C	272,540	7,270		60,542		1,590		(569,968)	(15,165)	(236,886)	(6,305)
Class F-1	1,050,454	27,774		141,977		3,714		(847,572)	(22,224)	344,859	9,264
Class F-2	776,452	20,228		74,919		1,952		(390,599)	(10,283)	460,772	11,897
Class 529-A	162,963	4,301		67,395		1,760		(188,242)	(4,970)	42,116	1,091
Class 529-B	1,069	29		1,562		41		(23,782)	(631)	(21,151)	(561)
Class 529-C	42,112	1,116		14,470		379		(58,675)	(1,560)	(2,093)	(65)
Class 529-E	8,550	226		3,339		88		(10,157)	(269)	1,732	45
Class 529-F-1	18,143	479		4,029		106		(15,401)	(405)	6,771	180
Class R-1	18,903	506		3,344		88		(22,511)	(598)	(264)	(4)
Class R-2	154,250	4,121		28,143		740		(237,116)	(6,334)	(54,723)	(1,473)
Class R-3	372,596	9,893		70,637		1,852		(480,924)	(12,724)	(37,691)	(979)
Class R-4	482,151	12,776		84,224		2,206		(527,791)	(13,995)	38,584	987
Class R-5	435,442	11,380		75,751		1,978		(353,506)	(9,378)	157,687	3,980
Class R-6	1,358,226	35,719		172,191		4,488		(406,408)	(10,719)	1,124,009	29,488
Total net increase (decrease)	$8,431,922	222,389		$2,802,702		73,174		$(9,725,590)	(256,499)	$1,509,034	39,064

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $17,804,290,000 and $18,056,307,000, respectively, during the year ended April 30, 2015.

Washington Mutual Investors Fund	25

Financial highlights

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from Investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class A:
Year ended 4/30/2015	$40.40	$.83	$2.89	$3.72	$(.85)	$(2.04)	$(2.89)	$41.23	9.28%	$52,547	.58%	2.01%
Year ended 4/30/2014	35.08	.79	6.18	6.97	(.86)	(.79)	(1.65)	40.40	20.16	50,626	.60	2.07
Year ended 4/30/2013	30.61	.73	4.47	5.20	(.73)	—	(.73)	35.08	17.28	44,142	.62	2.32
Year ended 4/30/2012	29.66	.68	.97	1.65	(.70)	—	(.70)	30.61	5.83	40,566	.62	2.39
Year ended 4/30/2011	25.84	.70	3.80	4.50	(.68)	—	(.68)	29.66	17.77	41,375	.63	2.67
Class B:
Year ended 4/30/2015	40.17	.53	2.85	3.38	(.51)	(2.04)	(2.55)	41.00	8.46	141	1.33	1.28
Year ended 4/30/2014	34.88	.50	6.14	6.64	(.56)	(.79)	(1.35)	40.17	19.24	236	1.35	1.33
Year ended 4/30/2013	30.42	.50	4.44	4.94	(.48)	—	(.48)	34.88	16.41	323	1.37	1.61
Year ended 4/30/2012	29.45	.47	.97	1.44	(.47)	—	(.47)	30.42	5.06	511	1.38	1.68
Year ended 4/30/2011	25.66	.51	3.75	4.26	(.47)	—	(.47)	29.45	16.88	889	1.39	1.98
Class C:
Year ended 4/30/2015	39.99	.50	2.83	3.33	(.51)	(2.04)	(2.55)	40.77	8.39	1,708	1.38	1.21
Year ended 4/30/2014	34.74	.48	6.12	6.60	(.56)	(.79)	(1.35)	39.99	19.19	1,771	1.39	1.27
Year ended 4/30/2013	30.31	.48	4.43	4.91	(.48)	—	(.48)	34.74	16.39	1,757	1.42	1.53
Year ended 4/30/2012	29.37	.45	.96	1.41	(.47)	—	(.47)	30.31	4.99	1,794	1.42	1.60
Year ended 4/30/2011	25.60	.48	3.76	4.24	(.47)	—	(.47)	29.37	16.82	1,934	1.44	1.86
Class F-1:
Year ended 4/30/2015	40.28	.81	2.85	3.66	(.80)	(2.04)	(2.84)	41.10	9.18	2,908	.66	1.95
Year ended 4/30/2014	34.99	.75	6.16	6.91	(.83)	(.79)	(1.62)	40.28	20.05	3,831	.67	1.99
Year ended 4/30/2013	30.53	.71	4.47	5.18	(.72)	—	(.72)	34.99	17.25	3,004	.66	2.27
Year ended 4/30/2012	29.59	.66	.97	1.63	(.69)	—	(.69)	30.53	5.78	2,575	.66	2.34
Year ended 4/30/2011	25.77	.68	3.81	4.49	(.67)	—	(.67)	29.59	17.79	2,067	.66	2.62
Class F-2:
Year ended 4/30/2015	40.39	.89	2.90	3.79	(.93)	(2.04)	(2.97)	41.21	9.48	5,352	.40	2.14
Year ended 4/30/2014	35.08	.86	6.18	7.04	(.94)	(.79)	(1.73)	40.39	20.38	2,077	.41	2.26
Year ended 4/30/2013	30.60	.79	4.49	5.28	(.80)	—	(.80)	35.08	17.57	1,387	.41	2.51
Year ended 4/30/2012	29.66	.74	.96	1.70	(.76)	—	(.76)	30.60	6.04	881	.40	2.59
Year ended 4/30/2011	25.84	.74	3.81	4.55	(.73)	—	(.73)	29.66	18.05	630	.41	2.83
Class 529-A:
Year ended 4/30/2015	40.33	.79	2.88	3.67	(.81)	(2.04)	(2.85)	41.15	9.17	1,839	.68	1.91
Year ended 4/30/2014	35.03	.75	6.17	6.92	(.83)	(.79)	(1.62)	40.33	20.03	1,731	.69	1.97
Year ended 4/30/2013	30.56	.70	4.47	5.17	(.70)	—	(.70)	35.03	17.21	1,465	.71	2.23
Year ended 4/30/2012	29.62	.65	.97	1.62	(.68)	—	(.68)	30.56	5.72	1,262	.71	2.30
Year ended 4/30/2011	25.80	.67	3.81	4.48	(.66)	—	(.66)	29.62	17.73	1,138	.70	2.58
Class 529-B:
Year ended 4/30/2015	40.20	.48	2.85	3.33	(.45)	(2.04)	(2.49)	41.04	8.34	25	1.46	1.15
Year ended 4/30/2014	34.90	.45	6.15	6.60	(.51)	(.79)	(1.30)	40.20	19.10	41	1.48	1.20
Year ended 4/30/2013	30.44	.46	4.44	4.90	(.44)	—	(.44)	34.90	16.26	56	1.50	1.48
Year ended 4/30/2012	29.48	.44	.96	1.40	(.44)	—	(.44)	30.44	4.90	79	1.50	1.55
Year ended 4/30/2011	25.68	.48	3.77	4.25	(.45)	—	(.45)	29.48	16.79	117	1.50	1.85

26	Washington Mutual Investors Fund

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
Year ended 4/30/2015	$40.09	$.47	$2.85	$3.32	$(.49)	$(2.04)	$(2.53)	$40.88	8.33%		$464		1.45%		1.14%
Year ended 4/30/2014	34.83	.45	6.14	6.59	(.54)	(.79)	(1.33)	40.09	19.11		447		1.47		1.20
Year ended 4/30/2013	30.39	.45	4.45	4.90	(.46)	—	(.46)	34.83	16.31		390		1.49		1.45
Year ended 4/30/2012	29.46	.43	.96	1.39	(.46)	—	(.46)	30.39	4.88		349		1.49		1.52
Year ended 4/30/2011	25.67	.47	3.78	4.25	(.46)	—	(.46)	29.46	16.79		330		1.49		1.80
Class 529-E:
Year ended 4/30/2015	40.15	.69	2.86	3.55	(.71)	(2.04)	(2.75)	40.95	8.90		95		.92		1.66
Year ended 4/30/2014	34.88	.65	6.14	6.79	(.73)	(.79)	(1.52)	40.15	19.73		91		.94		1.72
Year ended 4/30/2013	30.44	.62	4.44	5.06	(.62)	—	(.62)	34.88	16.89		77		.96		1.97
Year ended 4/30/2012	29.50	.58	.96	1.54	(.60)	—	(.60)	30.44	5.46		67		.97		2.04
Year ended 4/30/2011	25.70	.60	3.79	4.39	(.59)	—	(.59)	29.50	17.40		62		.98		2.30
Class 529-F-1:
Year ended 4/30/2015	40.27	.88	2.87	3.75	(.90)	(2.04)	(2.94)	41.08	9.40		108		.45		2.13
Year ended 4/30/2014	34.98	.83	6.16	6.99	(.91)	(.79)	(1.70)	40.27	20.29		100		.47		2.19
Year ended 4/30/2013	30.51	.77	4.47	5.24	(.77)	—	(.77)	34.98	17.49		81		.49		2.45
Year ended 4/30/2012	29.58	.71	.96	1.67	(.74)	—	(.74)	30.51	5.93		69		.49		2.52
Year ended 4/30/2011	25.77	.73	3.79	4.52	(.71)	—	(.71)	29.58	17.96		63		.48		2.79
Class R-1:
Year ended 4/30/2015	40.06	.50	2.85	3.35	(.52)	(2.04)	(2.56)	40.85	8.41		101		1.38		1.21
Year ended 4/30/2014	34.81	.48	6.12	6.60	(.56)	(.79)	(1.35)	40.06	19.18		100		1.39		1.27
Year ended 4/30/2013	30.37	.48	4.45	4.93	(.49)	—	(.49)	34.81	16.42		88		1.40		1.54
Year ended 4/30/2012	29.44	.45	.96	1.41	(.48)	—	(.48)	30.37	4.97		86		1.40		1.60
Year ended 4/30/2011	25.65	.48	3.79	4.27	(.48)	—	(.48)	29.44	16.90		81		1.41		1.86
Class R-2:
Year ended 4/30/2015	39.95	.51	2.84	3.35	(.53)	(2.04)	(2.57)	40.73	8.46		803		1.34		1.25
Year ended 4/30/2014	34.71	.49	6.12	6.61	(.58)	(.79)	(1.37)	39.95	19.26		808		1.35		1.32
Year ended 4/30/2013	30.30	.49	4.42	4.91	(.50)	—	(.50)	34.71	16.39		753		1.37		1.57
Year ended 4/30/2012	29.36	.46	.96	1.42	(.48)	—	(.48)	30.30	5.03		712		1.39		1.63
Year ended 4/30/2011	25.59	.49	3.76	4.25	(.48)	—	(.48)	29.36	16.85		745		1.41		1.89
Class R-2E:
Period from 8/29/2014 to 4/30/2015[4,5]	42.40	.76	.76	1.52	(.70)	(2.04)	(2.74)	41.18	3.63	[6]	—	[7]	.64	[6,8]	1.84	[6,8]
Class R-3:
Year ended 4/30/2015	40.14	.68	2.86	3.54	(.70)	(2.04)	(2.74)	40.94	8.89		1,937		.94		1.65
Year ended 4/30/2014	34.87	.65	6.14	6.79	(.73)	(.79)	(1.52)	40.14	19.73		1,857		.95		1.71
Year ended 4/30/2013	30.43	.62	4.45	5.07	(.63)	—	(.63)	34.87	16.90		1,647		.97		1.97
Year ended 4/30/2012	29.49	.58	.97	1.55	(.61)	—	(.61)	30.43	5.47		1,443		.96		2.05
Year ended 4/30/2011	25.69	.60	3.79	4.39	(.59)	—	(.59)	29.49	17.41		1,367		.97		2.33

See page 28 for footnotes.

Washington Mutual Investors Fund	27

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class R-4:
Year ended 4/30/2015	$40.25	$.81	$2.86	$3.67	$(.82)	$(2.04)	$(2.86)	$41.06	9.22%	$2,283	.64%	1.95%
Year ended 4/30/2014	34.96	.76	6.16	6.92	(.84)	(.79)	(1.63)	40.25	20.09	2,139	.65	2.02
Year ended 4/30/2013	30.50	.71	4.47	5.18	(.72)	—	(.72)	34.96	17.28	1,823	.65	2.28
Year ended 4/30/2012	29.56	.67	.96	1.63	(.69)	—	(.69)	30.50	5.79	1,556	.65	2.35
Year ended 4/30/2011	25.76	.68	3.79	4.47	(.67)	—	(.67)	29.56	17.73	1,407	.66	2.61
Class R-5:
Year ended 4/30/2015	40.39	.93	2.89	3.82	(.95)	(2.04)	(2.99)	41.22	9.55	1,998	.34	2.24
Year ended 4/30/2014	35.08	.88	6.17	7.05	(.95)	(.79)	(1.74)	40.39	20.43	1,893	.35	2.32
Year ended 4/30/2013	30.60	.81	4.48	5.29	(.81)	—	(.81)	35.08	17.63	1,504	.35	2.57
Year ended 4/30/2012	29.66	.75	.97	1.72	(.78)	—	(.78)	30.60	6.09	1,236	.35	2.65
Year ended 4/30/2011	25.83	.76	3.82	4.58	(.75)	—	(.75)	29.66	18.14	1,021	.36	2.92
Class R-6:
Year ended 4/30/2015	40.42	.95	2.89	3.84	(.97)	(2.04)	(3.01)	41.25	9.59	6,301	.30	2.28
Year ended 4/30/2014	35.10	.90	6.18	7.08	(.97)	(.79)	(1.76)	40.42	20.51	4,581	.30	2.36
Year ended 4/30/2013	30.62	.82	4.49	5.31	(.83)	—	(.83)	35.10	17.68	2,943	.30	2.61
Year ended 4/30/2012	29.68	.76	.97	1.73	(.79)	—	(.79)	30.62	6.14	1,914	.31	2.68
Year ended 4/30/2011	25.85	.77	3.82	4.59	(.76)	—	(.76)	29.68	18.18	1,401	.31	2.91

	Year ended April 30
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	24%	19%	22%	22%	25%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Not annualized.
[4]	Class R-2E shares were offered beginning August 29, 2014.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[7]	Amount less than $1 million.
[8]	Annualized.

See Notes to Financial Statements

28	Washington Mutual Investors Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Washington Mutual Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund (the “Fund”) at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California
June 4, 2015

Washington Mutual Investors Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2014, through April 30, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	Washington Mutual Investors Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	11/1/2014	4/30/2015	during period*	expense ratio
Class A — actual return	$1,000.00	$1,028.36	$2.92	.58%
Class A — assumed 5% return	1,000.00	1,021.92	2.91	.58
Class B — actual return	1,000.00	1,024.47	6.68	1.33
Class B — assumed 5% return	1,000.00	1,018.20	6.66	1.33
Class C — actual return	1,000.00	1,024.06	6.93	1.38
Class C — assumed 5% return	1,000.00	1,017.95	6.90	1.38
Class F-1 — actual return	1,000.00	1,027.83	3.32	.66
Class F-1 — assumed 5% return	1,000.00	1,021.52	3.31	.66
Class F-2 — actual return	1,000.00	1,029.38	2.01	.40
Class F-2 — assumed 5% return	1,000.00	1,022.81	2.01	.40
Class 529-A — actual return	1,000.00	1,027.68	3.42	.68
Class 529-A — assumed 5% return	1,000.00	1,021.42	3.41	.68
Class 529-B — actual return	1,000.00	1,024.03	7.33	1.46
Class 529-B — assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class 529-C — actual return	1,000.00	1,023.92	7.28	1.45
Class 529-C — assumed 5% return	1,000.00	1,017.60	7.25	1.45
Class 529-E — actual return	1,000.00	1,026.58	4.62	.92
Class 529-E — assumed 5% return	1,000.00	1,020.23	4.61	.92
Class 529-F-1 — actual return	1,000.00	1,028.85	2.26	.45
Class 529-F-1 — assumed 5% return	1,000.00	1,022.56	2.26	.45
Class R-1 — actual return	1,000.00	1,024.40	6.93	1.38
Class R-1 — assumed 5% return	1,000.00	1,017.95	6.90	1.38
Class R-2 — actual return	1,000.00	1,024.44	6.63	1.32
Class R-2 — assumed 5% return	1,000.00	1,018.25	6.61	1.32
Class R-2E — actual return	1,000.00	1,027.77	3.42	.68
Class R-2E — assumed 5% return	1,000.00	1,021.42	3.41	.68
Class R-3 — actual return	1,000.00	1,026.61	4.67	.93
Class R-3 — assumed 5% return	1,000.00	1,020.18	4.66	.93
Class R-4 — actual return	1,000.00	1,028.27	3.17	.63
Class R-4 — assumed 5% return	1,000.00	1,021.67	3.16	.63
Class R-5 — actual return	1,000.00	1,029.63	1.71	.34
Class R-5 — assumed 5% return	1,000.00	1,023.11	1.71	.34
Class R-6 — actual return	1,000.00	1,029.60	1.51	.30
Class R-6 — assumed 5% return	1,000.00	1,023.31	1.51	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Washington Mutual Investors Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended April 30, 2015:

Long-term capital gains	$3,884,029,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$908,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

32	Washington Mutual Investors Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Charles E. Andrews, 1952	2013	CEO, MorganFranklin Consulting (business consulting and technology solutions); Consultant and corporate director; former President, RSM McGladrey, Inc. (professional services)	1	Marriott Vacations Worldwide Corporation; NVR, Inc.; WashingtonFirst Bankshares, Inc.
Nariman Farvardin, PhD, 1956	2007	President, Stevens Institute of Technology; former Senior Vice President for Academic Affairs & Provost, University of Maryland, College Park	3	None
Barbara Hackman Franklin, 1940	2005	President and CEO, Barbara Franklin Enterprises (international business and corporate governance consulting); former U.S. Secretary of Commerce (1992-1993)	3	Aetna, Inc.
Mary Davis Holt, 1950	2010	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting firm); former COO, Time Life Inc. (1993-2003)	1	None
R. Clark Hooper, 1946	2003	Private investor	79	The Swiss Helvetia Fund, Inc.
James C. Miller III, PhD, 1942	1992	Senior Advisor, Husch Blackwell LLP (economic, financial and regulatory consulting); former Chairman of the Board, The CapAnalysis Group, LLC (economic, financial and regulatory consulting) (2003-2006); former Director, U.S. Office of Management and Budget (1985-1988)	3	Clean Energy Fuels Corporation
Donald L. Nickles, 1948	2007	Chairman of the Board and CEO, The Nickles Group (consulting and business venture firm); former United States Senator (Oklahoma) (1981-2005)	1	Valero Energy Corporation
William J. Shaw, 1945	2009	Chairman of the Board, Marriott Vacations Worldwide Corporation; former Vice Chairman of the Board and former President and COO, Marriott International, Inc.	3	The Carlyle Group; Marriott Vacations Worldwide Corporation
John Knox Singleton, 1948 Chairman of the Board (Independent and Non-Executive)	2001	President and CEO, INOVA Health System	3	Healthcare Realty Trust, Inc.
Lydia Waters Thomas, PhD, 1944	2010	Corporate director; former President and CEO, Noblis, Inc. (nonprofit science, technology and strategy organization) (1996-2007)	1	Cabot Corporation; Mueller Water Products, Inc.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Alan N. Berro, 1960 Vice Chairman of the Board and President	2012	Partner – Capital World Investors, Capital Research and Management Company	1	None
Paul F. Roye, 1953 Executive Vice President	2012	Senior Vice President – Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company[6]	12	None

Washington Mutual Investors Fund	33

Trustees emeritus

Cyrus A. Ansary	Katherine D. Ortega	T. Eugene Smith

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 6455 Irvine Center Drive, Irvine, CA 92618, Attention: Secretary.

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Jeffrey T. Lager, 1968 Senior Vice President	2014	Partner – Capital World Investors, Capital Research and Management Company; Director, American Funds Service Company[6]
Michael W. Stockton, 1967 Senior Vice President	1995	Vice President – Fund Business Management Group, Capital Research and Management Company
Donald H. Rolfe, 1972 Vice President	2013	Chief Compliance Officer, Capital Research Company;[6] Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company
Jennifer L. Butler, 1966 Secretary	2005	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2013	Senior Vice President – Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2014	Vice President – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2013	Vice President – Investment Operations, Capital Research and Management Company
Neal F. Wellons, 1971 Assistant Treasurer	2013	Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

34	Washington Mutual Investors Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
1775 I Street, NW
Washington, DC 20006-2401

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete April 30, 2015, portfolio of Washington Mutual Investors Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Washington Mutual Investors Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Washington Mutual Investors Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James C. Miller III, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$95,000
2015	$93,000

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$8,000
2015	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$27,000
2015	$79,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$2,000
2015	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $37,000 for fiscal year 2014 and $89,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Washington Mutual Investors FundSM
Investment portfolio
April 30, 2015
Common stocks 96.82% Energy 10.58%	Shares	Value (000)
Chevron Corp.	15,653,300	$1,738,456
ConocoPhillips	17,956,341	1,219,595
Enbridge Inc.	24,922,800	1,304,210
Ensco PLC, Class A	3,800,000	103,664
EOG Resources, Inc.	355,000	35,127
Exxon Mobil Corp.	800,000	69,896
FMC Technologies, Inc.[1]	2,755,000	121,496
Hess Corp.	2,140,000	164,566
Noble Energy, Inc.	3,920,000	198,822
Pioneer Natural Resources Co.	3,946,000	681,790
Royal Dutch Shell PLC, Class B (ADR)	29,383,600	1,897,887
Schlumberger Ltd.	6,694,400	633,357
Spectra Energy Corp	1,960,000	73,010
Valero Energy Corp.	1,342,500	76,388
		8,318,264
Materials 4.30%
Air Products and Chemicals, Inc.	1,685,106	241,695
Dow Chemical Co.	13,160,000	671,160
E.I. du Pont de Nemours and Co.	6,675,000	488,610
Freeport-McMoRan Inc.	1,033,800	24,057
Koninklijke DSM NV (ADR)	1,627,800	23,375
MeadWestvaco Corp.	3,129,900	152,739
Monsanto Co.	1,950,100	222,233
Mosaic Co.	1,261,800	55,519
Nucor Corp.	10,406,100	508,442
Potash Corp. of Saskatchewan Inc.	15,183,200	495,580
Praxair, Inc.	3,883,065	473,462
Rio Tinto PLC (ADR)	578,800	25,925
		3,382,797
Industrials 15.92%
Boeing Co.	22,170,400	3,177,905
Caterpillar Inc.	4,773,207	414,696
CSX Corp.	10,340,593	373,192
Cummins Inc.	1,020,000	141,025
Danaher Corp.	320,000	26,202
Fastenal Co.	380,000	16,196
General Dynamics Corp.	3,188,400	437,831
General Electric Co.	24,210,000	655,607
Honeywell International Inc.	600,000	60,552
IDEX Corp.	527,400	39,560
Lockheed Martin Corp.	9,925,000	1,852,005
Norfolk Southern Corp.	721,600	72,773
Northrop Grumman Corp.	4,290,000	660,832
Parker-Hannifin Corp.	2,784,000	332,298
Precision Castparts Corp.	239,299	49,461
Washington Mutual Investors Fund — Page 1 of 5

Common stocks Industrials (continued)	Shares	Value (000)
Rockwell Automation	5,050,000	$598,930
Rockwell Collins, Inc.	6,109,600	594,647
Towers Watson & Co., Class A	320,500	40,673
Union Pacific Corp.	11,820,500	1,255,692
United Technologies Corp.	7,470,000	849,712
W.W. Grainger, Inc.	330,000	81,982
Waste Management, Inc.	15,760,200	780,603
		12,512,374
Consumer discretionary 12.77%
Carnival Corp., units	780,000	34,297
CBS Corp., Class B	7,875,000	489,274
Comcast Corp., Class A	39,162,739	2,262,040
General Motors Co.	400,000	14,024
Home Depot, Inc.	30,641,600	3,278,038
Lowe’s Companies, Inc.	5,500,000	378,730
Newell Rubbermaid Inc.	5,419,100	206,630
Priceline Group Inc.[1]	6,400	7,922
Ralph Lauren Corp., Class A	1,217,000	162,360
Scripps Networks Interactive, Inc., Class A	338,700	23,661
Starbucks Corp.	2,472,200	122,572
Target Corp.	2,100,000	165,543
Tiffany & Co.	400,000	34,992
Time Warner Inc.	3,000,000	253,230
Twenty-First Century Fox, Inc., Class A	34,063,700	1,160,891
VF Corp.	10,330,200	748,216
Walt Disney Co.	6,133,900	666,878
Whirlpool Corp.	144,700	25,409
		10,034,707
Consumer staples 9.28%
Avon Products, Inc.	21,700,000	177,289
Coca-Cola Co.	43,071,000	1,746,960
Colgate-Palmolive Co.	3,720,000	250,282
Costco Wholesale Corp.	3,661,600	523,792
CVS Health Corp.	7,106,900	705,644
Kroger Co.	4,220,000	290,800
Mondelez International, Inc.	687,700	26,387
Nestlé SA (ADR)	6,570,192	509,978
PepsiCo, Inc.	11,390,000	1,083,417
Procter & Gamble Co.	16,124,800	1,282,083
Unilever NV	7,797,400	339,031
Walgreens Boots Alliance, Inc.	1,500,000	124,395
Wal-Mart Stores, Inc.	3,000,000	234,150
		7,294,208
Health care 11.99%
Abbott Laboratories	1,930,000	89,591
AbbVie Inc.	3,325,500	215,027
AmerisourceBergen Corp.	1,568,600	179,291
AstraZeneca PLC (ADR)	915,800	62,714
Bristol-Myers Squibb Co.	14,955,400	953,108
Eli Lilly and Co.	2,475,000	177,878
Gilead Sciences, Inc.[1]	490,000	49,250
Humana Inc.[2]	7,620,000	1,261,872
Washington Mutual Investors Fund — Page 2 of 5

Common stocks Health care (continued)	Shares	Value (000)
Johnson & Johnson	13,060,000	$1,295,552
Medtronic PLC	9,405,000	700,202
Merck & Co., Inc.	46,437,400	2,765,811
Novo Nordisk A/S, Class B (ADR)	2,004,100	112,771
Pfizer Inc.	26,820,000	910,002
Quest Diagnostics Inc.	2,063,200	147,354
Regeneron Pharmaceuticals, Inc.[1]	257,500	117,796
Roche Holding AG (ADR)	481,600	17,280
UnitedHealth Group Inc.	3,350,000	373,190
		9,428,689
Financials 14.12%
ACE Ltd.	5,718,734	611,847
Allstate Corp.	4,000,000	278,640
American Express Co.	12,023,000	931,181
Ameriprise Financial, Inc.	202,000	25,307
Capital One Financial Corp.	6,500,000	525,525
Charles Schwab Corp.	5,710,000	174,155
Chubb Corp.	2,750,000	270,462
Citigroup Inc.	5,000,000	266,600
CME Group Inc., Class A	10,567,389	960,681
Goldman Sachs Group, Inc.	2,312,900	454,300
JPMorgan Chase & Co.	20,367,400	1,288,442
KeyCorp	26,365,000	380,974
Marsh & McLennan Companies, Inc.	7,471,700	419,611
McGraw Hill Financial, Inc.	3,480,000	362,964
Moody’s Corp.	2,347,000	252,349
PNC Financial Services Group, Inc.	6,449,698	591,631
Sumitomo Mitsui Financial Group, Inc. (ADR)	11,000,000	96,690
U.S. Bancorp	11,795,000	505,652
Wells Fargo & Co.	49,079,200	2,704,264
		11,101,275
Information technology 10.57%
Accenture PLC, Class A	1,827,500	169,318
Amphenol Corp., Class A	4,600,000	254,702
Analog Devices, Inc.	1,438,881	88,980
Automatic Data Processing, Inc.	3,794,700	320,804
Avago Technologies Ltd.	290,000	33,895
Cisco Systems, Inc.	14,795,000	426,540
Google Inc., Class A1	569,200	312,360
Google Inc., Class C1	264,825	142,301
Intuit Inc.	1,570,400	157,558
Jack Henry & Associates, Inc.	762,000	50,681
KLA-Tencor Corp.[2]	8,038,000	472,634
Microsoft Corp.	87,637,000	4,262,664
NetApp, Inc.	636,500	23,073
Paychex, Inc.	3,000,000	145,170
Texas Instruments Inc.	17,521,600	949,846
Visa Inc., Class A	4,613,600	304,728
Xilinx, Inc.	4,399,100	190,745
		8,305,999
Washington Mutual Investors Fund — Page 3 of 5

Common stocks Telecommunication services 3.37%	Shares	Value (000)
AT&T Inc.	14,675,000	$508,342
Verizon Communications Inc.	42,517,652	2,144,590
		2,652,932
Utilities 2.34%
CMS Energy Corp.	1,550,000	52,591
Dominion Resources, Inc.	3,200,000	229,376
Duke Energy Corp.	233,000	18,074
Eversource Energy	2,462,500	120,071
Exelon Corp.	3,230,000	109,885
FirstEnergy Corp.	5,258,000	188,815
National Grid PLC (ADR)	730,000	49,224
PG&E Corp.	12,962,300	685,965
Pinnacle West Capital Corp.	3,000,000	183,600
Sempra Energy	623,200	66,165
Xcel Energy Inc.	4,000,000	135,640
		1,839,406
Miscellaneous 1.58%
Other common stocks in initial period of acquisition		1,241,240
Total common stocks (cost: $49,454,692,000)		76,111,891
Short-term securities 3.21%	Principal amount (000)
Abbott Laboratories 0.12% due 6/29/2015[3]	$35,000	34,995
Apple Inc. 0.11% due 8/4/2015[3]	20,000	19,990
Army and Air Force Exchange Service 0.08% due 5/15/2015[3]	25,000	24,999
CAFCO, LLC 0.12% due 5/22/2015	50,000	49,996
Caterpillar Financial Services Corp. 0.10% due 6/16/2015	30,000	29,995
Coca-Cola Co. 0.08%–0.22% due 5/11/2015–7/10/2015[3]	95,000	94,992
Emerson Electric Co. 0.10% due 6/12/2015[3]	25,000	24,997
Fannie Mae 0.08%–0.16% due 5/1/2015–8/17/2015	468,200	468,187
Federal Farm Credit Banks 0.11% due 7/20/2015	25,000	24,999
Federal Home Loan Bank 0.06%–0.16% due 5/1/2015–10/7/2015	740,800	740,762
Freddie Mac 0.06%–0.18% due 5/1/2015–12/15/2015	428,900	428,853
General Electric Capital Corp. 0.12%–0.23% due 5/7/2015–9/14/2015	75,000	74,961
IBM Corp. 0.12% due 6/30/2015[3]	25,000	24,996
John Deere Capital Corp. 0.08% due 5/15/2015[3]	46,700	46,698
John Deere Financial Ltd. 0.12% due 5/28/2015[3]	26,000	25,998
Kimberly-Clark Corp. 0.10% due 6/2/2015[3]	45,500	45,494
Paccar Financial Corp. 0.10% due 5/5/2015–5/6/2015	66,300	66,299
PepsiCo Inc. 0.08%–0.09% due 5/21/2015–5/29/2015[3]	46,300	46,298
Pfizer Inc 0.15% due 7/9/2015[3]	50,000	49,991
Precision Castparts Corp. 0.11% due 5/4/2015–5/26/2015[3]	53,100	53,097
Regents of the University of California 0.12% due 5/27/2015	25,000	24,998
U.S. Treasury Bills 0.13% due 10/1/2015	50,000	49,999
United Technologies Corp. 0.12% due 5/26/2015–6/24/2015[3]	70,000	69,989
Total short-term securities (cost: $2,521,310,000)		2,521,583
Total investment securities 100.03% (cost: $51,976,002,000)		78,633,474
Other assets less liabilities (0.03%)		(23,179)
Net assets 100.00%		$78,610,295
Washington Mutual Investors Fund — Page 4 of 5

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $562,534,000, which represented .72% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-001-0615O-S42256	Washington Mutual Investors Fund — Page 5 of 5

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Washington Mutual Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Washington Mutual Investors Fund (the "Fund") at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

June 4, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in our internal control over financial reporting during the quarter ended April 30, 2015, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the Washington Mutual Investors Fund’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the Washington Mutual Investors Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASHINGTON MUTUAL INVESTORS FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: June 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: June 30, 2015

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: June 30, 2015